EXHIBIT 11

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Financial Highlights," "General Information," "Counsel and Independent Auditors" and "Financial Statements," and to the use of our report dated October 23, 1998, in this Post-Effective Amendment No.12 (Form N-1A No. 33-97598/811-9102) of WEBS Index Fund, Inc.

                                                    /s/ Ernst & Young LLP

                                                    ERNST & YOUNG LLP

         New York, New York
         November 25, 1998